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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                        --------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                         --------------------------

DATE OF REPORT:   FEBRUARY 28, 2005

DATE OF EARLIEST EVENT REPORTED:   FEBRUARY 24, 2005


                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)



       DELAWARE                   1-12929                     36-4135495
   (State or other       (Commission File Number)          (I.R.S. Employer
   jurisdiction of                                      Identification Number)
    incorporation)
                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01.  Entry Into a Material Definitive Agreement.
            ------------------------------------------

     On February 24, 2005, the Compensation Committee (the "Compensation Committee") of the Board of Directors of CommScope, Inc. (the "Company") approved the payment of annual cash bonus awards totaling $1,793,581 for the year ended December 31, 2004 (collectively, the "Annual Incentive Awards") to the Company's executive officers. This amount includes a bonus payment to an individual who was not an executive officer in 2004, but is an executive officer in 2005.

     The Annual Incentive Awards were made pursuant to the CommScope, Inc. Annual Incentive Plan, which has been approved by the Company's stockholders. The Annual Incentive Awards were determined by the Compensation Committee based on the performance of the Company and certain of its operating units during 2004 against certain EBITDA performance measures approved by the Compensation Committee in the first quarter of 2004.

     The following table sets forth the Annual Incentive Awards to be made to the Company's named executive officers with respect to the 2004 performance year:


--------------------------------- ------------------------------- -------------------------------
              NAME                            TITLE                   ANNUAL INCENTIVE AWARD
--------------------------------- ------------------------------- -------------------------------
Frank M. Drendel                  Chairman and Chief Executive         $427,027
                                  Officer
--------------------------------- ------------------------------- -------------------------------

Brian D. Garrett                  President and Chief Operating        $226,535
                                  Officer
--------------------------------- ------------------------------- -------------------------------

Jearld L. Leonhardt               Executive Vice President and         $180,047
                                  Chief Financial Officer
--------------------------------- ------------------------------- -------------------------------

Randy Crenshaw(1)                 Executive Vice President and         $152,804
                                  General Manager, Enterprise
--------------------------------- ------------------------------- -------------------------------

Gene W. Swithenbank (2)           Executive Vice President,            $186,702
                                  Global Broadband Sales and
                                  Marketing
--------------------------------- ------------------------------- -------------------------------

Edward A. Hally(1)                Executive Vice President and         $100,935
                                  General Manager, Wireless and
                                  Carrier
--------------------------------- ------------------------------- -------------------------------

(1) We expect to name Randy Crenshaw as a named executive officer for the 2004 performance year. Edward Hally was a named executive officer for the 2003 performance year.

(2) Gene Swithenbank resigned as Executive Vice President, Global Broadband Sales and Marketing effective December 31, 2004, although he is currently an employee of CommScope, Inc. of North Carolina, a subsidiary of the Company.


Item  1.02  Termination of a Material Definitive Agreement
            ----------------------------------------------

     On February 24, 2005, the Board of Directors of the Company authorized the Company to terminate the CommScope, Inc. Deferred Compensation Plan for Directors and to consent to the termination of the CommScope, Inc. of North Carolina Deferred Compensation Plan (collectively, the "Plans"), primarily because of a low participation rate as well as an anticipated increase in administrative costs arising from the adoption of the American Jobs Creation Act of 2004. The Plans had permitted the directors of the Company and management employees of CommScope, Inc. of North Carolina to defer receipt of a specified portion of their directors fees or compensation, as applicable. The termination of the Plans will be effective as of February 28, 2005 and the Company or CommScope, Inc. of North Carolina, as applicable, will distribute participant accounts, in accordance with the terms of the Plans, in 2005.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  February 28, 2005

                                   COMMSCOPE, INC.


                                   By:/s/ Frank B. Wyatt, II
                                      ------------------------------------
                                      Frank B. Wyatt, II
                                      Senior Vice President, General Counsel
                                      and Secretary